UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): January 11, 1999
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                                 BACOU USA, INC.
                            -------------------------

             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                                -----------------

                 (State or other jurisdiction of incorporation)

                 0-28040                             05-0470688
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         (Commission file number)        (IRS Employer Identification Number)

                   10 Thurber Boulevard, Smithfield, RI 02917
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               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code: 401-233-0333
                                -----------------

Item 5.  OTHER EVENTS

(a) On January 11, 1999, Bacou USA, Inc. (the "Company") issued a Press Release announcing the appointment of Alan H. Bennett as President of its Uvex Safety division. In his new position, Mr. Bennett will be responsible for the entire Uvex Safety business, and he will be based at the company's Smithfield, Rhode Island headquarters.

(b)      Exhibits

         Item 601
         Exhibit                            Exhibit Title
         -----------                        ---------------

         Exhibit 99                         Press Release

     SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             BACOU USA, INC.
                                             Registrant


                                             By:/s/Philip B. Barr
                                                --------------------------------
                                                   Philip B. Barr
                                                   Executive Vice President and
                                                   Chief Financial Officer

Dated:  January 15, 1999